UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31,

Date of reporting period: May 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MAY 31, 2007

Legg Mason Partners Adjustable Rate Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Adjustable Rate Income Fund

Annual Report  •  May 31, 2007

What’s

Inside

Fund Objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates. The Fund normally invests at least 80% of its net assets in adjustable rate securities. The Fund may also invest up to 20% of its net assets in fixed rate debt securities.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period ended May 31, 2007. After expanding 2.6% in the second quarter of 2006, U.S. gross domestic product (“GDP”)i increased 2.0% in the third quarter and 2.5% in the fourth quarter. The preliminary estimate for first quarter 2007 GDP growth was a tepid 0.6%. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, the cooling housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply, as economic data weakened and the U.S. stock market experienced its largest one-day decline in more than five years. Yields then moved gradually higher during the remainder of the period due, in part, to the belief that the Fed would not cut interest rates in the foreseeable future. Overall, during the 12 months ended May 31, 2007,

Legg Mason Partners Adjustable Rate Income Fund         I

two-year Treasury yields moved from 5.04% to 4.92%. Over the same period, 10-year Treasury yields fell from 5.12% to 4.90%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.66%.

The high yield bond market generated solid results over the 12-month period ended May 31, 2007. During that time, the Citigroup High Yield Market Indexv returned 13.32%.

With interest rates relatively low, demand for higher yielding bonds remained strong. The high yield market was further aided by strong corporate profits and low default rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective May 17, 2007, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack, James J. Flick and Michael Buchanan. Portfolio managers Leech, Walsh, Mack and Flick have been employed with Western Asset Management Company (“Western Asset”) for at least the past five years. Mr. Buchanan joined Western Asset in 2005. He has more than nine years of investment experience. These portfolio managers lead a larger team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

II         Legg Mason Partners Adjustable Rate Income Fund

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Legg Mason Partners Adjustable Rate Income Fund         III

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 11, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

IV         Legg Mason Partners Adjustable Rate Income Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the fiscal year began, the bond market faced a number of challenges, including continued monetary tightening by the Federal Reserve Board (“Fed”)i and inflationary pressures triggered by signs of solid economic growth. However, as the period progressed, oil prices moderated, a cooling housing market triggered an economic slowdown and the Fed paused from raising rates after June 2006. These factors, as well as a flight to quality when the stock market abruptly fell in February 2007, helped both short- and long-term yields to modestly decline during the 12 months ended May 31, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and future Fed monetary policy. All told, during the 12-month period ended May 31, 2007, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexii, returned 6.66%.

Performance Review

For the 12 months ended May 31, 2007, Class A shares of Legg Mason Partners Adjustable Rate Income Fund, excluding sales charges, returned 4.53%. These shares outperformed the Lipper Adjustable Rate Mortgage Funds Category Average1, which increased 4.50%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexiii, returned 5.10% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         1

Performance Snapshot as of May 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

Adjustable Rate Income Fund—Class A Shares	2.07%	4.53%

Citigroup 6-Month U.S. Treasury Bill Index	2.54%	5.10%

Lipper Adjustable Rate Mortgage Funds Category Average	1.68%	4.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 1.85%, Class C shares returned 1.79% and Class I shares returned 2.20% over the six months ended May 31, 2007. Excluding sales charges, Class B shares returned 3.88%, Class C shares returned 3.97% and Class I shares returned 4.80% over the 12 months ended May 31, 2007. All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ending May 31, 2007 for Class A, B, C and I shares were 4.60%, 4.04%, 4.16% and 4.97%, respectively. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the SEC Yields would have remained unchanged. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended May 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds for the six-month period and among the 13 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C, and Class I shares were 0.83%, 1.42%, 1.40% and 0.61%, respectively.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, an overweight in mortgage-backed securities enhanced results, as spreads tightened and volatility remained low. Overall, our issue selection was beneficial to performance, especially our holding in General Motors Acceptance Corporation (GMAC) bonds.

What were the leading detractors from performance?

A. The Fund’s long durationiv was a modest detractor to results during those periods within the fiscal year when interest rates rose. In addition, our yield curvev positioning was a detractor, as we increased our exposure to the front end of the yield curve in anticipation of Fed interest rate cuts that did not materialize.

2         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. Effective September 1, 2006, there was a change in the Fund’s principal investment strategy. The Fund can now invest in below investment grade securities.

Thank you for your investment in the Legg Mason Partners Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 11, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2006 and held for the six months ended May 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	2.07%	$1,000.00	$1,020.70	0.88%	$4.43

Class B	1.85	1,000.00	1,018.50	1.52	7.65

Class C	1.79	1,000.00	1,017.90	1.42	7.14

Class I	2.20	1,000.00	1,022.00	0.62	3.13

(1)	For the six months ended May 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,020.54	0.88%	$4.43

Class B	5.00	1,000.00	1,017.35	1.52	7.64

Class C	5.00	1,000.00	1,017.85	1.42	7.14

Class I	5.00	1,000.00	1,021.84	0.62	3.13

(1)	For the six months ended May 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 5/31/07	4.53%	3.88%	3.97%	4.80%

Five Years Ended 5/31/07	2.60	2.05	2.07	N/A

Ten Years Ended 5/31/07	4.09	3.49	3.54	N/A

Inception* through 5/31/07	4.17	3.87	3.91	2.78

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 5/31/07	2.17%	(1.11)%	3.97%	4.80%

Five Years Ended 5/31/07	2.13	1.87	2.07	N/A

Ten Years Ended 5/31/07	3.85	3.49	3.54	N/A

Inception* through 5/31/07	3.93	3.87	3.91	2.78

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (5/31/97 through 5/31/07)	49.36%

Class B (5/31/97 through 5/31/07)	40.91

Class C (5/31/97 through 5/31/07)	41.56

Class I(3) (Inception* through 5/31/07)	13.49

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

(3)	As of November 20, 2006, Class Y share were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred.

(5)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

*	Inception dates for Class A, Class B, Class C and Class I shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class C Shares of the Legg Mason Partners Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† (May 1997 — May 2007)

†	Hypothetical illustration of $10,000 invested in Class C shares on May 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2007. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bills issues. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Schedule of Investments (May 31, 2007)

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.9%
$6,154,653	AAA	American Home Mortgage Assets, Series 2006-04, Class 1A12, 5.530% due 10/25/46 (a)(b)	$6,169,774
		Banc of America Mortgage Securities Inc.:
161,831	AAA	Series 2003-B, Class 1A1, 7.247% due 3/25/33 (a)	161,552
3,801,304	Aaa(c)	Series 2005-A, Class 2A1, 4.461% due 2/25/35 (a)(b)	3,723,570
		Bear Stearns Alternate-A Trust:
517,282	AAA	Series 2004-11, Class 1A2, 5.740% due 11/25/34 (a)	518,480
1,496,368	AAA	Series 2005-2, Class 1A1, 5.570% due 4/25/35 (a)(b)	1,498,580
		Bear Stearns ARM Trust:
2,333,865	AAA	Series 2004-12, Class 1A1, 4.188% due 2/25/35 (a)(b)	2,316,556
4,525,103	AAA	Series 2005-6, Class 1A1, 5.080% due 8/25/35 (a)(b)	4,529,260
3,600,459	AAA	Bear Stearns Asset-Backed Securities Inc., Series 2003-AC5, Class A3, 5.920% due 10/25/33 (a)(b)	3,602,111
3,391,241	AAA	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 5.540% due 12/25/36 (a)(b)(d)	3,392,832
		Countrywide Home Loan Mortgage Pass-Through Trust:
3,845,447	AAA	Series 2002-26, Class A4, 5.820% due 12/25/17 (a)(b)	3,856,124
4,873,903	AAA	Series 2003-20, Class 3A6, 5.770% due 7/25/18 (a)(b)	4,887,698
2,327,522	AAA	Series 2003-37, Class 2A1, 4.245% due 9/25/33 (a)(b)	2,327,892
88,853	AAA	Credit-Based Asset Servicing & Securitization, Series 2001-CB3, Class A1A, 5.660% due 10/25/30 (a)	88,917
2,383,188	AAA	Deutsche Mortgage Securities Inc., Series 2004-4, Class 7AR2, 5.770% due 6/25/34 (a)(b)	2,389,325
		Federal Home Loan Mortgage Corp. (FHLMC):
1,461,980	NR	Series 2525, Class AM, 4.500% due 4/15/32 (b)	1,299,891
905,322	NR	Series 2579, Class WF, 5.770% due 11/15/26 (a)	907,051
1,015,715	NR	Series 2866, Class WA, PAC, 5.000% due 8/15/16	1,014,125
811,483	NR	STRIPS, Series 19, Class F, 3.506% due 6/1/28 (a)	809,258
		Federal National Mortgage Association (FNMA):
		Grantor Trust:
580,683	NR	Series 2000-T06, Class A3, 6.224% due 1/25/28 (a)	596,099
1,081,313	NR	Series 2002-T06, Class A1, 3.310% due 2/25/32	991,574
4,871,411	NR	Series 2002-T19, Class A4, 6.121% due 3/25/42 (a)(b)	4,899,142
5,630,378	NR	Series 2004-T03, Class 2A, 6.107% due 8/25/43 (a)(b)	5,679,383
		REMIC Trust:
1,769,161	NR	Series 1997-20, Class F, 5.512% due 3/25/27 (a)(b)	1,736,141
5,443,419	NR	Series 2003-117, Class KF, PAC, 5.720% due 8/25/33 (a)(b)	5,472,563
990,181	NR	Series 1993-251, Class PH, PAC, 6.500% due 7/25/23	990,612
3,013,247	NR	Series 2005-86, Class FC, 5.620% due 10/25/35 (a)(b)	3,013,820
		Whole Loan:
4,153,052	NR	Series 2003-W06, Class 6A, 6.272% due 8/25/42 (a)(b)	4,232,588
758,153	NR	Series 2003-W08, Class 3F1, 5.720% due 5/25/42 (a)	759,516
1,832,869	AAA	First Horizon Alternative Mortgage Securities, Series 2005-AA12, Class 1A1, 5.922% due 2/25/36 (a)(b)	1,839,557

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         9

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.9% (continued)
$1,194,388	AAA	First Republican Mortgage Loan Trust, Series 2000-FRB1, Class A2, 6.335% due 6/25/30 (a)(b)	$1,192,232
2,796,838	Aaa(c)	First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class IO, 1.511% due 4/18/29 (a)	204,743
999,802	AAA	GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 5.670% due 3/20/23 (a)(d)	1,002,682
		Harborview Mortgage Loan Trust:
3,807,083	AAA	Series 2004-2, Class 2A1, 5.580% due 6/19/34 (a)(b)	3,814,317
5,724,168	AAA	Series 2006-09, Class 2A1A, 5.530% due 11/19/36 (a)(b)	5,742,844
		IMPAC CMB Trust:
241,343	AA+	Series 2003-3, Class M1, 6.170% due 3/25/33 (a)	241,676
231,009	AA+	Series 2003-8, Class 1A2, 6.320% due 10/25/33 (a)	231,257
1,131,143	AAA	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 5.720% due 11/25/34 (a)(b)	1,135,297
3,671,369	AAA	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.397% due 10/25/35 (a)(b)	3,640,799
1,530,256	Aaa(c)	JPMorgan Commercial Mortgage Finance Corp., Series 1997-C5, Class X, IO, 1.209% due 9/15/29 (a)	58,361
19,169,859	AAA	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X, IO, 0.489% due 10/15/35 (a)	236,629
1,227,873	AAA	Lehman Structured Securities Corp., Series 2005-1, Class A1, 5.660% due 9/26/45 (a)(b)(d)	1,231,321
1,455,379	AAA	MASTR ARM Trust, Series 2003-6, Class 5A1, 7.267% due 12/25/33 (a)(b)	1,455,834
3,667,307	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.489% due 2/25/35 (a)(b)	3,609,831
		MLCC Mortgage Investors Inc.:
178,356	AAA	Series 1997-B, Class A, 5.600% due 3/16/26 (a)	178,576
70,052	AAA	Series 1999-A, Class A, 5.700% due 3/15/25 (a)	70,259
1,981,667	AAA	New York Mortgage Trust Inc., Series 2005-2, Class A, 5.650% due 8/25/35 (a)(b)	1,994,061
		Residential Accredit Loans Inc.:
3,401,599	AAA	Series 2003-QA1, Class A1, 5.660% due 12/25/33 (a)(b)	3,419,518
3,900,000	AAA	Series 2006-QO7, Class 3A2, 5.525% due 9/25/46 (a)(b)	3,900,000
		Residential Asset Securitization Trust:
2,627,175	AAA	Series 2003-A05, Class A5, 5.820% due 6/25/33 (a)(b)	2,633,463
3,189,048	AAA	Series 2003-A11, Class A2, PAC, 5.770% due 11/25/33 (a)(b)	3,196,451
2,061,802	AAA	Series 2004-A02, Class 1A3, PAC, 5.720% due 5/25/34 (a)(b)	2,069,127
3,890,642	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 5.720% due 6/25/33 (a)(b)	3,899,748
		Sequoia Mortgage Trust:
1,768,168	AAA	Series 09, Class 2A, 6.933% due 9/20/32 (a)(b)	1,770,986
837,566	AAA	Series 2003-2, Class A1, 5.980% due 6/20/33 (a)	837,948
		Structured ARM Loan Trust:
779,609	AAA	Series 2004-01, Class 2A, 5.630% due 2/25/34 (a)	780,275
1,008,066	AAA	Series 2004-02, Class 1A1, 7.748% due 3/25/34 (a)	1,026,023
1,780,325	Aaa(c)	Series 2004-17, Class A1, 6.099% due 11/25/34 (a)(b)	1,798,065

See Notes to Financial Statements.

10         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.9% (continued)
		Structured Asset Mortgage Investments Inc.:
		Series 2002-AR1:
$1,114,939	AAA	Class 1A, 7.602% due 3/25/32 (a)	$1,111,498
2,498,457	AAA	Class 2A, 6.922% due 3/25/32 (a)(b)	2,490,481
1,716,228	AAA	Series 2003-CL1, Class 1F2, 5.920% due 7/25/32 (a)(b)	1,722,726
1,538,235	AAA	Series 2005-AR3, Class 2A1, 7.352% due 8/25/35 (a)(b)	1,548,588
		Series 2005-AR7:
2,799,732	AAA	Class 1A1, 7.530% due 12/27/35 (a)(b)	2,845,606
1,776,951	AAA	Class 1A2, 5.700% due 12/27/35 (a)(b)	1,787,018
		Structured Asset Securities Corp.:
2,168,429	AA(e)	Series 1998-3, Class M1, 6.320% due 3/25/28 (a)(b)	2,170,979
3,314,043	AA	Series 1998-8, Class M1, 6.260% due 8/25/28 (a)(b)	3,317,802
610,453	AAA	Series 2002-11A, Class 1A1, 6.926% due 6/25/32 (a)	608,562
801,648	AAA	Series 2002-18A, Class 1A1, 7.723% due 9/25/32 (a)	804,784
1,728,580	AAA	Series 2003-8, Class 2A9, 5.820% due 4/25/33 (a)(b)	1,736,723
3,050,402	AAA	Series 2005-RF3, Class 2A, 6.324% due 6/25/35 (a)(b)(d)	3,067,561
		Thornburg Mortgage Securities Trust:
512,241	AAA	Series 2004-01, Class I2A, 5.770% due 3/25/44 (a)	512,595
2,592,363	AAA	Series 2004-03, Class A, 5.690% due 9/25/34 (a)(b)	2,599,109
2,219,723	AAA	Series 2005-02, Class A4, 5.570% due 7/25/45 (a)(b)	2,220,686
5,285,654	AAA	Series 2005-03, Class A4, 5.590% due 10/25/35 (a)(b)	5,284,864
3,943,562	AAA	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1, 4.755% due 8/20/35 (a)(b)	3,904,509
		Washington Mutual Inc.:
2,742,802	AAA	Series 2003-S4, Class 2A9, 6.470% due 6/25/33 (a)(b)	2,728,731
1,813,655	AAA	Series 2004-AR2, Class A, 6.427% due 4/25/44 (a)(b)	1,820,615
2,191,858	AAA	Series 2006-AR10, Class 1A1, 5.954% due 9/25/36 (a)(b)	2,193,180
2,516,762	AAA	Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 7.477% due 11/25/30 (a)(b)	2,507,429
		Wells Fargo Mortgage Backed Securities Trust:
2,016,113	Aaa(c)	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33 (b)	1,991,278
3,026,410	Aaa(c)	Series 2003-5, Class A4, PAC, 5.720% due 5/25/33 (a)(b)	3,046,035
3,678,829	AAA	Series 2004-Y, Class 1A1, 4.587% due 11/25/34 (a)(b)	3,628,325

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $182,239,413)	180,725,998

ASSET-BACKED SECURITIES — 14.5%
Diversified Financial Services — 2.3%
		Business Loan Express:
2,900,735	Aaa(c)	Series 2001-2A, Class A, 5.900% due 1/25/28 (a)(b)(d)	2,911,860
1,502,662	Aaa(c)	Series 2002-1A, Class A, 5.870% due 7/25/28 (a)(b)(d)	1,507,774
1,134,131	AAA	Series 2002-AA, Class A, 5.970% due 6/25/28 (a)(b)(d)	1,141,416
3,393,953	AAA	Series 2003-AA, Class A, 6.270% due 5/15/29 (a)(b)(d)	3,424,334

		Total Diversified Financial Services	8,985,384

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         11

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 12.2%
		Amortizing Residential Collateral Trust:
$4,550,863	AA+	Series 2002-BC4, Class M1, 6.020% due 7/25/32 (a)(b)	$4,564,784
372,576	AAA	Series 2002-BC6, Class A2, 5.670% due 8/25/32 (a)	373,295
		Bear Stearns Asset-Backed Securities Inc.:
659,582	AAA	Series 2003-SD1, Class A, 5.770% due 12/25/33 (a)	663,070
2,996,156	AAA	Series 2003-SD3, Class A, 5.800% due 10/25/33 (a)(b)	3,004,630
259,587	AAA	Carrington Mortgage Loan Trust, Series 2005-NC2, Class A2, 5.560% due 5/25/35 (a)	259,767
830,754	AAA(e)	Cendant Mortgage Corp., Series 2003-A, Class A3, 5.870% due 7/25/43 (a)(d)	833,218
1,964,579	AAA	Centex Home Equity, Series 2005-D, Class AV2, 5.590% due 10/25/35 (a)(b)	1,965,797
140,325	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 6.240% due 8/25/32 (a)	140,481
3,842,049	AAA	GSAMP Trust, Series 2006-SEA1, Class A, 5.620% due 5/25/36 (a)(b)(d)	3,829,870
5,889,000	AA+	New Century Home Equity Loan Trust, Series 2004-2, Class M2, 5.940% due 8/25/34 (a)(b)	5,928,665
3,242,342	AA	NovaStar Home Equity Loan Trust, Series 2003-1, Class M1, 6.270% due 5/25/33 (a)(b)	3,250,709
26,952	AA	PBG Equipment Trust, Series 1A, Class A, 6.270% due 1/20/12	26,975
		Renaissance Home Equity Loan Trust:
1,538,615	AAA	Series 2003-1, Class A, 5.750% due 6/25/33 (a)(b)	1,541,352
1,168,214	AAA	Series 2003-2, Class A, 5.760% due 8/25/33 (a)(b)	1,170,985
4,265,651	AAA	Series 2003-3, Class A, 5.820% due 12/25/33 (a)(b)	4,296,216
		SACO I Trust:
1,200,690	AAA	Series 2005-10, Class 1A, 5.580% due 6/25/36 (a)(b)	1,201,728
1,116,037	AAA	Series 2005-WM3, Class A1, 5.580% due 9/25/35 (a)(b)	1,116,593
2,298,378	AAA	Series 2006-05, Class 1A, 5.470% due 4/25/36 (a)(b)	2,298,927
5,000,000	AA	Saxon Asset Securities Trust, Series 2003-1, Class M1, 6.020% due 6/25/33 (a)(b)	5,019,604
118,169	Aaa(c)	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 5.660% due 1/25/34 (a)	118,330
905,216	AAA	Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2, 5.660% due 1/25/33 (a)	906,143
4,339,227	AAA	Truman Capital Mortgage Loan Trust, Series 2005-01, Class A, 5.750% due 3/25/37 (a)(b)(d)	4,339,227

		Total Home Equity	46,850,366

		TOTAL ASSET-BACKED SECURITIES (Cost — $55,642,319)	55,835,750

CORPORATE BONDS & NOTES — 7.4%
Aerospace & Defense — 0.0%
35,000	B-	Hawker Beechcraft Acquisition Co., Senior Subordinated Notes, 9.750% due 4/1/17 (d)	37,537

See Notes to Financial Statements.

12         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Automobiles — 0.5%
$2,000,000	BBB	DaimlerChrysler NA Holding Corp., 5.805% due 8/3/09 (a)(b)	$2,013,052

Capital Markets — 0.5%
2,000,000	Aa3(c)	Kaupthing Bank HF, Notes, 5.750% due 10/4/11 (b)(d)	2,004,824

Chemicals — 0.0%
30,000	B	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (d)	30,750
20,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	22,200
5,000	B-	Momentive Performance Materials Inc., Senior Notes, 9.750% due 12/1/14 (d)	5,250

		Total Chemicals	58,200

Commercial Banks — 2.1%
2,000,000	A-	Glitnir Banki HF, Bond, 5.829% due 1/18/12 (a)(b)(d)	2,012,542
2,000,000	Aa3(c)	Landsbanki Islands HF, Senior Notes, 6.060% due 8/25/09 (a)(b)(d)	2,022,354
970,000	BBB+	Russian Agricultural Bank, Bonds, 6.299% due 5/15/17 (d)	975,335
690,000	BB	TuranAlem Finance BV, 6.730% due 1/22/09 (a)(d)	690,517
2,360,000	BBB+	VTB Capital SA for Vneshtorgbank, Loan Participation Notes, 5.955% due 8/1/08 (a)(b)(d)	2,365,900

		Total Commercial Banks	8,066,648

Commercial Services & Supplies — 0.0%
30,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	30,600

Diversified Consumer Services — 0.0%
40,000	CCC+	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	43,800
20,000	BB-	Service Corp. International, Senior Notes, 7.500% due 4/1/27 (d)	19,900

		Total Diversified Consumer Services	63,700

Diversified Financial Services — 0.5%
25,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (d)	26,031
2,000,000	BBB-	Residential Capital Corp., Senior Notes, 6.457% due 4/17/09 (a)(b)	2,003,218

		Total Diversified Financial Services	2,029,249

Diversified Telecommunication Services — 0.6%
30,000	BB+	Citizens Communications Co., 7.050% due 10/1/46	26,100
75,000	B	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	86,062
180,000	BB+	Qwest Corp., Notes, 8.605% due 6/15/13 (a)	198,000
2,000,000	BBB+	Telecom Italia Capital, 5.969% due 7/18/11 (a)(b)	2,016,928

		Total Diversified Telecommunication Services	2,327,090

Electric Utilities — 0.0%
10,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	11,563

Energy Equipment & Services — 0.0%
40,000	CCC+	Geokinetics Inc., Senior Secured Notes, 11.855% due 12/15/12 (a)(d)	41,400

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         13

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Health Care Equipment & Supplies — 0.0%
$10,000	B	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17 (d)	$9,913

Health Care Providers & Services — 0.2%
256,000	B-	HCA Inc., Senior Notes, 6.250% due 2/15/13	239,040
		Tenet Healthcare Corp., Senior Notes:
371,000	CCC+	9.875% due 7/1/14	382,130
189,000	CCC+	9.250% due 2/1/15	189,473
5,000	B-	Universal Hospital Services Inc., Secured Notes, 8.500% due 6/1/15 (d)(f)	5,131
25,000	B-	US Oncology Holdings Inc., Senior Notes, 9.797% due 3/15/12 (a)(d)(f)	24,906

		Total Health Care Providers & Services	840,680

Hotels, Restaurants & Leisure — 0.0%
20,000	CCC	Buffets Inc., Senior Notes, 12.500% due 11/1/14	20,500
45,000	BB	MGM Mirage Inc., 7.500% due 6/1/16	44,550

		Total Hotels, Restaurants & Leisure	65,050

Household Products — 0.0%
25,000	CCC	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (d)	28,750

Independent Power Producers & Energy Traders — 0.1%
40,000	B	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19 (d)	39,800
		Edison Mission Energy, Senior Notes:
20,000	BB-	7.200% due 5/15/19 (d)	20,025
30,000	BB-	7.625% due 5/15/27 (d)	30,525
70,000	B	NRG Energy Inc., Senior Notes, 7.375% due 1/15/17	72,887

		Total Independent Power Producers & Energy Traders	163,237

Media — 0.6%
40,000	B-	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	44,900
45,000	CCC	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	45,675
2,000,000	BBB	Viacom Inc., Senior Notes, 5.700% due 6/16/09 (a)(b)	2,006,826

		Total Media	2,097,401

Metals & Mining — 0.1%
90,000	BB	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	98,550
20,000	B	Novelis Inc., Senior Notes, 7.250% due 2/15/15	21,200
15,000	B-	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (d)	15,825

		Total Metals & Mining	135,575

Multiline Retail — 0.0%
40,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	45,200

See Notes to Financial Statements.

14         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.7%
$2,000,000	BBB-	Anadarko Petroleum Corp., Senior Notes, 5.755% due 9/15/09 (a)(b)	$2,005,482
30,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	30,450
4,120,000	BBB	Pemex Project Funding Master Trust, Senior Notes, 5.960% due 12/3/12 (a)(b)	4,172,530
15,000	B-	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	15,375
80,000	BB	Williams Cos. Inc., Notes, 8.750% due 3/15/32	95,600

		Total Oil, Gas & Consumable Fuels	6,319,437

Paper & Forest Products — 0.0%
		Abitibi-Consolidated Co. of Canada:
15,000	B+	6.000% due 6/20/13	12,525
10,000	B+	Senior Notes, 8.375% due 4/1/15	8,950
10,000	B+	Abitibi-Consolidated Inc., 7.400% due 4/1/18	8,150
20,000	CCC+	Verso Paper Holdings LLC, Senior Subordinated Notes, 11.375% due 8/1/16 (d)	21,500

		Total Paper & Forest Products	51,125

Pharmaceuticals — 0.0%
40,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	39,600

Real Estate Management & Development — 0.0%
		Realogy Corp., Senior Notes:
10,000	B-	10.500% due 4/15/14 (d)	10,063
20,000	B-	12.375% due 4/15/15 (d)	19,550

		Total Real Estate Management & Development	29,613

Textiles, Apparel & Luxury Goods — 0.0%
25,000	B	Levi Strauss & Co., Senior Notes, 8.875% due 4/1/16	26,656
37,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	38,665

		Total Textiles, Apparel & Luxury Goods	65,321

Trading Companies & Distributors — 0.0%
30,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	32,550

Transportation Infrastructure — 0.0%
35,000	B-	Saint Acquisition Corp., Secured Notes, 12.500% due 5/15/17 (d)	34,388

Wireless Telecommunication Services — 0.5%
5,000	CCC	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (d)	5,294
20,000	CCC	Rural Cellular Corp., Senior Subortinated Notes, 8.360% due 6/1/13 (a)(d)	20,150
2,000,000	A-	Vodafone Group PLC, 5.640% due 2/27/12 (a)(b)	2,004,950

		Total Wireless Telecommunication Services	2,030,394

		TOTAL CORPORATE BONDS & NOTES (Cost — $28,629,785)	28,672,097

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         15

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

MORTGAGE-BACKED SECURITY — 3.1%
FNMA — 3.1%
$12,800,000		Federal National Mortgage Association (FNMA), 5.000% due 6/12/37 – 7/12/37 (g) (Cost — $12,298,188)	$12,182,003

SOVEREIGN BONDS — 1.0%
Brazil — 0.4%
1,120,000	BB+	Federative Republic of Brazil, 11.000% due 8/17/40 (b)	1,501,640

Russia — 0.6%
1,975,075	BBB+	Russian Federation, 7.500% due 3/31/30 (b)(d)	2,217,614

		TOTAL SOVEREIGN BONDS (Cost — $3,730,243)	3,719,254

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 23.4%
U.S. Government Agencies — 23.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
		3/1 Hybrid ARM:
93,894		7.560% due 8/1/29 (a)	95,527
688,110		7.227% due 8/1/32 (a)	696,131
387,650		7.600% due 8/1/32 (a)	390,410
		5/1 Hybrid ARM:
432,430		7.272% due 12/1/26 (a)	436,254
1,092,786		7.323% due 7/1/29 (a)	1,104,745
267,923		7.394% due 7/1/29 (a)	271,804
3,222,118		3.946% due 7/1/33 (a)(b)	3,203,622
		Five Year CMT ARM:
258,326		7.935% due 8/1/25 (a)	260,364
47,789		6.384% due 12/1/30 (a)	48,020
		Gold Fifteen Year:
4,217		6.000% due 5/1/08	4,225
4,953		6.000% due 6/1/08	4,964
12,100		6.000% due 11/1/08	12,133
114,466		6.000% due 3/1/09	114,625
15,831		6.000% due 4/1/09	15,854
14,516		6.000% due 7/1/09	14,599
49,816		6.000% due 3/1/11	50,428
109,803		6.000% due 5/1/11	111,154
118,517		6.000% due 6/1/11	119,914
513,748		6.500% due 9/1/14	526,116
624,715		6.000% due 10/1/15	632,596
643,266		6.000% due 4/1/17	650,645
230,789		6.000% due 5/1/17	233,434
373,736		6.000% due 6/1/17	378,020
14,941		Gold Thirty Year, 6.500% due 4/1/29	15,351
		One Year CMT ARM:
362,302		7.268% due 12/1/23 (a)	365,143
247,553		5.955% due 2/1/24 (a)	249,396

See Notes to Financial Statements.

16         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 23.4% (continued)
$1,410,841	7.011% due 4/1/26 (a)(b)	$1,421,589
2,330,191	7.148% due 6/1/29 (a)(b)	2,350,130
827,910	7.382% due 7/1/29 (a)	836,116
440,713	7.364% due 3/1/31 (a)	445,014
6,483	7.200% due 5/1/31 (a)	6,509
6,741,619	4.869% due 3/1/33 (a)(b)	6,845,038
1,719,383	5.230% due 10/1/33 (a)(b)	1,746,655
4,104,035	One Year LIBOR, 4.070% due 5/1/33 (a)(b)	4,080,690
95,618	Six Month LIBOR, 7.423% due 7/1/27 (a)	96,621
226,943	Three Year CMT ARM, 6.169% due 12/1/30 (a)	230,231
	Federal National Mortgage Association (FNMA):
1,583,367	11th District COFI, 5.818% due 2/1/31 (a)(b)	1,599,927
280,191	Fifteen Year, 5.500% due 3/1/11	279,378
948,363	Five Year CMT ARM, 6.508% due 5/1/30 (a)	966,384
	One Year CMT ARM:
516,119	7.162% due 11/1/18 (a)	530,733
230,521	7.166% due 4/1/20 (a)	231,188
220,117	7.211% due 7/1/21 (a)	221,538
113,520	7.278% due 8/1/22 (a)	116,024
193,023	7.514% due 7/1/23 (a)	194,749
335,478	6.486% due 8/1/23 (a)	333,486
402,000	7.388% due 2/1/24 (a)	407,096
120,879	7.162% due 12/1/25 (a)	123,029
330,132	7.279% due 1/1/27 (a)	334,484
894,859	7.238% due 7/1/27 (a)	905,607
341,226	6.315% due 8/1/27 (a)	342,508
59,167	7.130% due 2/1/28 (a)	59,916
195,661	7.234% due 3/1/28 (a)	196,016
745,197	5.962% due 2/1/29 (a)	760,588
739,478	6.855% due 8/1/29 (a)	756,674
44,669	6.985% due 9/1/29 (a)	44,681
951,502	7.334% due 11/1/29 (a)	956,418
365,553	6.607% due 1/1/30 (a)	368,483
332,340	6.460% due 5/1/30 (a)	337,570
223,537	7.190% due 9/1/30 (a)	226,343
1,484,832	7.501% due 12/1/30 (a)(b)	1,500,999
320,387	7.235% due 1/1/31 (a)	324,170
355,992	7.160% due 2/1/31 (a)	359,166
479,829	7.213% due 3/1/31 (a)	487,505
206,426	6.480% due 4/1/31 (a)	208,944
542,817	7.041% due 4/1/31 (a)	545,465
713,308	7.188% due 7/1/31 (a)	722,217
1,559,360	6.108% due 9/1/31 (a)(b)	1,576,940
205,044	6.224% due 9/1/31 (a)	208,159
495,253	6.678% due 10/1/31 (a)	497,039
205,497	7.090% due 3/1/32 (a)	206,740

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         17

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 23.4% (continued)
$202,544	5.991% due 6/1/32 (a)	$201,930
1,482,508	5.891% due 7/1/32 (a)(b)	1,494,162
1,413,118	4.775% due 9/1/32 (a)(b)	1,421,522
170,907	7.540% due 11/1/32 (a)	173,089
3,561,515	4.766% due 12/1/32 (a)(b)	3,607,728
1,222,898	4.555% due 1/1/33 (a)(b)	1,231,807
1,040,229	7.290% due 1/1/33 (a)	1,046,735
2,243,481	4.028% due 5/1/33 (a)(b)	2,255,927
	One Year LIBOR:
486,974	6.968% due 8/1/32 (a)	491,122
1,247,976	4.992% due 11/1/32 (a)(b)	1,246,393
	Six Month CD ARM:
706,136	6.389% due 12/1/20 (a)	709,231
76,334	6.914% due 6/1/24 (a)	77,021
561,816	7.301% due 7/1/24 (a)	570,696
1,256,183	7.139% due 9/1/24 (a)(b)	1,261,902
462,431	7.171% due 9/1/24 (a)	466,417
	Six Month LIBOR:
177,947	6.750% due 11/1/31 (a)	177,483
963,752	7.271% due 1/1/33 (a)	977,590
1,276,625	4.636% due 4/1/33 (a)(b)	1,283,250
574,551	7.555% due 4/1/33 (a)	579,931
3,521,175	4.540% due 5/1/33 (a)(b)	3,517,831
2,747,360	4.422% due 6/1/33 (a)(b)	2,750,457
	Three Year CMT ARM:
276,586	6.062% due 9/1/21 (a)	277,590
2,770,050	6.410% due 6/1/30 (a)(b)	2,886,601
42,312	Government National Mortgage Association (GNMA), Fifteen Year, 6.000% due 12/15/08	42,479
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
269,878	6.375% due 2/20/16 (a)	272,671
297,985	5.375% due 6/20/17 (a)	299,794
967,294	5.750% due 9/20/20 (a)	977,729
490,650	6.375% due 3/20/21 (a)	496,962
1,810,708	5.375% due 6/20/22 (a)(b)	1,825,253
414,958	5.750% due 8/20/22 (a)	418,803
1,062,265	6.125% due 10/20/22 (a)	1,073,201
514,794	6.125% due 11/20/22 (a)	520,109
227,157	6.125% due 12/20/22 (a)	229,363
391,389	5.375% due 5/20/23 (a)	394,382
284,869	6.375% due 1/20/24 (a)	288,082
646,842	6.375% due 3/20/24 (a)	653,956
356,831	5.375% due 5/20/26 (a)	360,103
687,706	5.750% due 9/20/27 (a)	694,317
694,624	6.125% due 10/20/27 (a)	702,282
1,526,933	5.375% due 4/20/32 (a)(b)	1,540,104

See Notes to Financial Statements.

18         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 23.4% (continued)
$574,654	5.375% due 5/20/32 (a)	$579,612
2,755,379	5.500% due 7/20/32 (a)(b)	2,784,575
2,150,365	5.500% due 8/20/32 (a)(b)	2,173,169
442,002	5.500% due 9/20/32 (a)	446,534

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $90,753,700)	90,474,126

U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.8%
	U.S. Treasury Notes, Inflation Indexed:
2,430,582	2.375% due 4/15/11 (b)	2,417,481
738,801	1.875% due 7/15/15	705,382
3,761,198	2.500% due 7/15/16 (b)	3,761,495

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $6,894,562)	6,884,358

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $380,188,210)	378,493,586

SHORT-TERM INVESTMENTS — 4.5%
Corporate Bond & Note — 0.5%
1,920,000	HSBC Bank USA, Notes, Series JSC, 6.250% due 6/15/07 (a)(b)(d)	1,920,000

U.S. Government Agency — 0.4%
1,500,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (b)(h)(i)	1,495,000

Repurchase Agreement — 3.6%
13,896,000	Nomura Securities International Inc., tri-party repurchase agreement dated 5/31/07, 5.200% due 6/1/07; Proceeds at maturity — $13,898,007; (Fully collateralized by U.S. government agency obligation, 9.375% due 10/15/20; Market value — $14,174,063) (b)	13,896,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,311,000)	17,311,000

	TOTAL INVESTMENTS — 102.6% (Cost — $397,499,210#)	395,804,586
	Liabilities in Excess of Other Assets — (2.6)%	(10,178,318)

	TOTAL NET ASSETS — 100.0%	$385,626,268

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2007.

(b)	All or a portion of this security is segregated for open futures contracts, to-be-announced (“TBA”) securities and extended settlements.

(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Rating by Fitch Ratings Service. All ratings are unaudited.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	This security is traded on a TBA basis (See Note 1).

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         19

Schedule of Investments (May 31, 2007) (continued)

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $398,240,170.

Please see pages 21 and 22 for definitions of ratings.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

20         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         21

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

22         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Statement of Assets and Liabilities (May 31, 2007)

ASSETS:
Investments, at value (Cost — $397,499,210)	$395,804,586
Cash	394
Receivable for securities sold	3,808,388
Interest receivable	1,547,535
Principal paydown receivable	1,116,849
Receivable for Fund shares sold	609,771
Prepaid expenses	31,655

Total Assets	402,919,178

LIABILITIES:
Payable for securities purchased	16,251,837
Payable for Fund shares repurchased	373,294
Distributions payable	217,893
Investment management fee payable	181,463
Distribution fees payable	153,752
Payable to broker — variation margin on open futures contracts	48,545
Trustees’ fees payable	7,738
Accrued expenses	58,388

Total Liabilities	17,292,910

Total Net Assets	$385,626,268

NET ASSETS:
Par value (Note 6)	$407
Paid-in capital in excess of par value	435,217,316
Undistributed net investment income	65,559
Accumulated net realized loss on investments, futures contracts and options written	(47,665,369)
Net unrealized depreciation on investments and futures contracts	(1,991,645)

Total Net Assets	$385,626,268

Shares Outstanding:
Class A	20,445,149

Class B	573,649

Class C	17,841,141

Class I (1)	1,818,678

Net Asset Value:
Class A (and redemption price)	$9.50

Class B (2)	$9.41

Class C (and redemption price)	$9.45

Class I (1) (and redemption price)	$9.49

Maximum Public Offering Price Per Share:
Class A(3) (based on maximum initial sales charge of 2.25%)	$9.72

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         23

Statement of Operations (For the year ended May 31, 2007)

INVESTMENT INCOME:
Interest	$22,737,210

EXPENSES:
Investment management fee (Note 2)	2,541,791
Distribution fees (Notes 2 and 4)	2,094,190
Trustees’ fees (Note 11)	254,185
Registration fees	83,491
Shareholder reports (Note 4)	72,402
Legal fees	62,976
Transfer agent fees (Note 4)	54,677
Audit and tax	44,599
Restructuring and reorganization fees (Note 11)	39,323
Insurance	13,624
Custody fees	7,574
Miscellaneous expenses	15,050

Total Expenses	5,283,882
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(96,668)

Net Expenses	5,187,214

Net Investment Income	17,549,996

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS WRITTEN (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(600,449)
Futures contracts	(1,528,614)
Options written	343,279

Net Realized Loss	(1,785,784)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	4,449,544
Futures contracts	(759,385)

Change in Net Unrealized Appreciation/Depreciation	3,690,159

Increase From Payment by Affiliate (Note 2)	27,000

Net Gain on Investments, Futures Contracts and Options Written	1,931,375

Increase in Net Assets From Operations	$19,481,371

See Notes to Financial Statements.

24         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended May 31,)

	2007	2006
OPERATIONS:
Net investment income	$17,549,996	$22,213,154
Net realized loss	(1,785,784)	(1,047,374)
Change in net unrealized appreciation/depreciation	3,690,159	(2,743,797)
Increase from payment by affiliate	27,000	—

Increase in Net Assets From Operations	19,481,371	18,421,983

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(20,286,085)	(27,024,353)

Decrease in Net Assets From Distributions to Shareholders	(20,286,085)	(27,024,353)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	101,364,128	191,400,888
Reinvestment of distributions	16,978,538	22,225,778
Cost of shares repurchased	(319,018,750)	(609,443,576)

Decrease in Net Assets From Fund Share Transactions	(200,676,084)	(395,816,910)

Decrease in Net Assets	(201,480,798)	(404,419,280)
NET ASSETS:
Beginning of year	587,107,066	991,526,346

End of year*	$385,626,268	$587,107,066

* Includes undistributed net investment income of:	$65,559	$83,242

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         25

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:

Class A Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$9.52		$9.62		$9.64	$9.78	$9.80

Income (Loss) From Operations:
Net investment income	0.38		0.30		0.19	0.14	0.21
Net realized and unrealized gain (loss)	0.04		(0.03)		0.01	(0.08)	0.07

Total Income From Operations	0.42		0.27		0.20	0.06	0.28

Less Distributions From:
Net investment income	(0.44)		(0.37)		(0.22)	(0.20)	(0.29)
Return of capital	—		—		—	—	(0.01)

Total Distributions	(0.44)		(0.37)		(0.22)	(0.20)	(0.30)

Net Asset Value, End of Year	$9.50		$9.52		$9.62	$9.64	$9.78

Total Return(2)	4.53	%(3)	2.88%		2.13%	0.64%	2.87%

Net Assets, End of Year (millions)	$194		$210		$311	$536	$1,089

Ratios to Average Net Assets:
Gross expenses	0.92	%(4)	0.90%		0.96%	0.94%	0.95%
Net expenses	0.90	(4)(5)	0.87	(5)	0.94 (5)	0.94	0.95
Net investment income	4.03		3.18		1.92	1.49	2.13

Portfolio Turnover Rate	49	%(6)	25	%(6)	20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the years ended May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

26         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:

Class B Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$9.43		$9.53		$9.55	$9.69	$9.72

Income (Loss) From Operations:
Net investment income	0.32		0.25		0.14	0.10	0.16
Net realized and unrealized gain (loss)	0.04		(0.03)		0.02	(0.09)	0.06

Total Income From Operations	0.36		0.22		0.16	0.01	0.22

Less Distributions From:
Net investment income	(0.38)		(0.32)		(0.18)	(0.15)	(0.24)
Return of capital	—		—		—	—	(0.01)

Total Distributions	(0.38)		(0.32)		(0.18)	(0.15)	(0.25)

Net Asset Value, End of Year	$9.41		$9.43		$9.53	$9.55	$9.69

Total Return(2)	3.88	%(3)	2.32%		1.64%	0.15%	2.28%

Net Assets, End of Year (000s)	$5,397		$10,510		$18,045	$23,941	$37,531

Ratios to Average Net Assets:
Gross expenses	1.54	%(4)	1.47%		1.46%	1.45%	1.47%
Net expenses	1.52	(4)(5)	1.46	(5)	1.45 (5)	1.45	1.47
Net investment income	3.41		2.62		1.46	1.01	1.68

Portfolio Turnover Rate	49	%(6)	25	%(6)	20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the years ended May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:

Class C Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$9.47		$9.58		$9.60	$9.74	$9.76

Income (Loss) From Operations:
Net investment income	0.33		0.25		0.14	0.10	0.16
Net realized and unrealized gain (loss)	0.04		(0.04)		0.02	(0.08)	0.07

Total Income From Operations	0.37		0.21		0.16	0.02	0.23

Less Distributions From:
Net investment income	(0.39)		(0.32)		(0.18)	(0.16)	(0.25)
Return of capital	—		—		—	—	(0.00	)(2)

Total Distributions	(0.39)		(0.32)		(0.18)	(0.16)	(0.25)

Net Asset Value, End of Year	$9.45		$9.47		$9.58	$9.60	$9.74

Total Return(3)	3.97	%(4)	2.23%		1.66%	0.17%	2.38%

Net Assets, End of Year (millions)	$169		$248		$432	$720	$1,292

Ratios to Average Net Assets:
Gross expenses	1.46	%(5)	1.45%		1.43%	1.42%	1.42%
Net expenses	1.44	(5)(6)	1.43	(6)	1.42 (6)	1.42	1.42
Net investment income	3.49		2.63		1.46	1.02	1.65

Portfolio Turnover Rate	49	%(7)	25	%(7)	20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the years ended May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

28         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:

Class I Shares(1)(2)	2007		2006		2005	2004	2003(3)
Net Asset Value, Beginning of Year	$9.51		$9.61		$9.64	$9.78	$9.81

Income (Loss) From Operations:
Net investment income	0.40		0.33		0.23	0.17	0.13
Net realized and unrealized gain (loss)	0.05		(0.03)		(0.01)	(0.07)	0.02

Total Income From Operations	0.45		0.30		0.22	0.10	0.15

Less Distributions From:
Net investment income	(0.47)		(0.40)		(0.25)	(0.24)	(0.18)
Return of capital	—		—		—	—	(0.00	)(4)

Total Distributions	(0.47)		(0.40)		(0.25)	(0.24)	(0.18)

Net Asset Value, End of Year	$9.49		$9.51		$9.61	$9.64	$9.78

Total Return(5)	4.80	%(6)	3.15%		2.36%	0.99%	1.55%

Net Assets, End of Year (000s)	$17,253		$118,170		$169,522	$81,230	$73,390

Ratios to Average Net Assets:
Gross expenses	0.65	%(7)	0.63%		0.63%	0.62%	0.65	%(8)
Net expenses	0.63	(7)(9)	0.63	(9)	0.62 (9)	0.62	0.65	(8)
Net investment income	4.18		3.41		2.39	1.76	2.14	(8)

Portfolio Turnover Rate	49	%(10)	25	%(10)	20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	For the period October 17, 2002 (inception date) to May 31, 2003.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60% (Note 11).

(8)	Annualized.

(9)	Reflects fee waivers and/or expense reimbursements.

(10)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 81% and 27% for the years ended May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         29

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Adjustable Rate Income Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

30         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle at a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is typically compensated in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record and are paid

32         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$39,323	—	$(39,323)
(b)	2,679,083	$(2,679,083)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to differences between book and tax amortization of premiums on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), served as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended May 31, 2007, the Fund was reimbursed in the amount of $27,000 for losses incurred resulting from an investment transaction error.

During the year ended May 31, 2007, SBFM and LMPFA reimbursed expenses in the amount of $96,668.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 2.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 2.00% to 2.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Class C shares have been issued at net asset value without a sales charge or CDSC. However, if you acquire Class C shares by exchange from another fund whose Class C shares are subject to a deferred sales charge, you will be subject to a 1.00% deferred sales charge if you redeem such shares within one year from the date of purchase of the original shares.

For the year ended May 31, 2007, LMIS and its affiliates received sales charges of approximately $200 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$16,000	$0	*

* Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

34         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended May 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments and mortgage dollar rolls) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$91,513,410	$132,364,246

Sales	232,522,245	173,806,564

At May 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$655,587
Gross unrealized depreciation	(3,091,171)

Net unrealized depreciation	$(2,435,584)

At May 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2 Year Notes	1,126	9/07	$230,030,271	$229,475,282	$(554,989)

Contracts to Sell:
U.S. Treasury 5 Year Notes	1	6/07	$106,065	$104,359	$1,706
U.S. Treasury 5 Year Notes	204	9/07	21,334,793	21,305,250	29,543
U.S. Treasury 10 Year Notes	525	9/07	56,073,594	55,846,875	226,719

					257,968

Net Unrealized Loss on Open Futures Contracts					$(297,021)

At May 31, 2007, the Fund held TBA securities with a total cost of $12,298,188.

At May 31, 2007, the Fund had no mortgage dollar rolls outstanding. During the year ended May 31, 2007, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $146,774,820. For the year ended May 31, 2007, the Fund recorded interest income of $26,855 related to such mortgage dollar rolls.

During the year ended May 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding May 31, 2006	—	—
Options written	3,205	$1,128,006
Options closed	(3,036)	(1,060,195)
Options expired	(169)	(67,811)

Options written, outstanding May 31, 2007	—	—

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         35

Notes to Financial Statements (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$501,198	$7,452	$13,740
Class B	59,693	5,716	3,898
Class C	1,533,299	41,454	54,727
Class I†	—	55	37

Total	$2,094,190	$54,677	$72,402

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

5.	Distributions to Shareholders by Class

	Year Ended May 31, 2007	Year Ended May 31, 2006
Net Investment Income:
Class A*	$9,267,975	$9,195,187
Class B*	318,552	485,402
Class C*	8,356,216	10,967,073
Class I*†	2,343,342	5,009,266
Salomon Brothers Class A‡	—	553,441
Salomon Brothers Class B‡	—	3,602
Salomon Brothers Class C‡	—	810,382

Total	$20,286,085	$27,024,353

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

‡	Shares of Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were all converted to Smith Barney Class A Shares as of April 21, 2006.

6.	Shares of Beneficial Interest

At May 31, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

36         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Shares	Amount	Shares	Amount
Class A*
Shares sold	7,577,449	$72,182,375	11,036,319	$105,471,153
Shares issued on reinvestment	804,136	7,657,473	755,427	7,220,631
Shares repurchased	(10,001,409)	(95,261,162)	(22,049,650)	(210,943,344)

Net Decrease	(1,619,824)	$(15,421,314)	(10,257,904)	$(98,251,560)

Class B*
Shares sold	68,279	$643,714	247,252	$2,343,774
Shares issued on reinvestment	26,075	245,870	39,013	369,205
Shares repurchased	(635,580)	(5,993,268)	(1,064,608)	(10,076,409)

Net Decrease	(541,226)	$(5,103,684)	(778,343)	$(7,363,430)

Class C*
Shares sold	1,410,292	$13,365,125	2,767,503	$26,374,710
Shares issued on reinvestment	729,716	6,913,007	937,483	8,916,210
Shares repurchased	(10,507,648)	(99,559,165)	(22,617,147)	(215,298,261)

Net Decrease	(8,367,640)	$(79,281,033)	(18,912,161)	$(180,007,341)

Class I†
Shares sold	1,595,468	$15,172,914	5,174,554	$49,349,618
Shares issued on reinvestment	227,312	2,162,188	502,360	4,798,037
Shares repurchased	(12,426,583)	(118,205,155)	(10,885,835)	(104,115,549)

Net Decrease	(10,603,803)	$(100,870,053)	(5,208,921)	$(49,967,894)

Salomon Brothers Class A‡
Shares sold	—	—	220,170	$2,114,177
Shares issued on reinvestment	—	—	32,081	306,824
Shares repurchased	—	—	(2,806,810)	(26,823,398)

Net Decrease	—	—	(2,554,559)	$(24,402,397)

Salomon Brothers Class B‡
Shares sold	—	—	1,178	$11,133
Shares issued on reinvestment	—	—	146	1,384
Shares repurchased	—	—	(19,514)	(184,424)

Net Decrease	—	—	(18,190)	$(171,907)

Salomon Brothers Class C‡
Shares sold	—	—	601,414	$5,736,323
Shares issued on reinvestment	—	—	64,431	613,487
Shares repurchased	—	—	(4,420,336)	(42,002,191)

Net Decrease	—	—	(3,754,491)	$(35,652,381)

*	On April 21, 2006, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares were renamed Class A, Class B, Class C and Class Y shares, respectively.

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

‡	Shares of Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were all converted to Smith Barney Class A Shares as of April 21, 2006.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         37

Notes to Financial Statements (continued)

7.	Income Tax Information and Distribution to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 06/29/2007	$0.040596	$0.034885	$0.036027	$0.042678

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$20,286,085	$27,024,353

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$65,559
Capital loss carryforward*	(46,145,362)
Other book/tax temporary differences(a)	(779,047)
Unrealized appreciation/(depreciation)(b)	(2,732,605)

Total Accumulated Earnings/(Losses) — net	$(49,591,455)

*	As of May 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2008	$(338,424)
5/31/2009	(340,617)
5/31/2010	(1,736,816)
5/31/2011	(9,454,718)
5/31/2012	(17,116,336)
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)

$(46,145,362)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then investment adviser or manager to the Fund and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

38         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund’s boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         39

Notes to Financial Statements (continued)

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision

40         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including the Fund), and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         41

Notes to Financial Statements (continued)

borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, are not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

13.	Subsequent Event

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

42         Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Adjustable Rate Income Fund, a series of Legg Mason Partners Income Trust as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Adjustable Rate Income Fund as of May 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 27, 2007

Legg Mason Partners Adjustable Rate Income Fund 2007 Annual Report         43

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Adjustable Rate Income Fund (“Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	64

Board Member, American Identity

Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter)

(since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	64	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	64	None

44         Legg Mason Partners Adjustable Rate Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	64	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1936	Trustee	Since 1994	Attorney, Rainer Greeven PC;President and Director, 62nd Street East Corporation (real estate) (since 2002)	64	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC(accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	64	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	64	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1940	Trustee	Since 1992	Professor, Badson College (since 1992)	64	None

Legg Mason Partners Adjustable Rate Income Fund          45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1945	Trustee	Since 1994	Independent Consultant (since 2001)	64	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	64	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1941	Trustee	Since 1990	President, George Mason University (since 1996)	64

Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004);

Formerly, Director,

Comshare, Inc. (information technology)

(from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	64	None

46         Legg Mason Partners Adjustable Rate Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	134	Trustee, Consulting Group Capital Markets Funds (2002-2006).

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2007	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.

Legg Mason Partners Adjustable Rate Income Fund          47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A
David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A
Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.

48         Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Adjustable Rate Income Fund

TRUSTEES

Elliot J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund
Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts,

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Adjustable Rate Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD2224 7/07	SR07-369

Legg Mason Partners Adjustable Rate Income Fund

The Fund is a separate investment fund of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2006 and May 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2006 and $42,000 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Adjustable Rate Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $5,200 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Adjustable Rate Income Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Adjustable Rate Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Adjustable Rate Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Adjustable Rate Income Fund during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Adjustable Rate Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Adjustable Rate Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Trust

Date: August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: August 3, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: August 3, 2007